Exhibit 10.37

ADDENDUM NO. 1

to the

COMBINED PROPERTY AND LIABILITY
QUOTA SHARE REINSURANCE AGREEMENT
(hereinafter referred to as the "Agreement")

between

THE COMMERCE GROUP, INC., consisting of:
THE COMMERCE INSURANCE COMPANY
CITATION INSURANCE COMPANY
both of Webster, Massachusetts, and
AMERICAN COMMERCE INSURANCE COMPANY
Columbus, Ohio
(hereinafter referred to as the "Company")

and

TRANSATLANTIC REINSURANCE COMPANY
(hereinafter referred to as the "Subscribing Reinsurer")

IT IS HEREBY MUTUALLY AGREED that, effective 12:01 a.m., Eastern Standard Time, 12:01 a.m., July 1, 2005, Article 1 - BUSINESS COVERED of this Agreement is deleted in it's entirety and replaced with the following:

"ARTICLE 1 - BUSINESS COVERED

A.

By this Agreement the Company obligates itself to cede to the Reinsurer and the Reinsurer obligates itself to accept from the Company a 75% Quota Share participation of the Company's Ultimate Net Liability for Policies in force at July 1, 2005, and new and renewal Policies classified as Fire, Other Allied Lines, Homeowner Multi-peril, Commercial Package Policies, Inland Marine & Earthquake becoming effective on or after said date as respects losses occurring on or after July 1, 2005.

B.

This Quota Share is subject to a maximum cession limit of $1,500,000 each Risk (75% share of the Company's Ultimate Net Liability of up to $2,000,000) in respect of Property lines and a maximum cession limit of $1,500,000 each Policy (75% share of the Company's Ultimate Net Liability of up to $2,000,000) in respect of Liability lines, but subject to a maximum policy limit of $1,000,000 (100%).

Holborn Ref. No.: 00063.2005.001

HOLBORN CORPORATION

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C.	Further, the liability of the Reinsurer under this Agreement shall never exceed:

1.

225% of the Annual Written Premium in any Agreement Year ceded hereunder, but no greater than $532,000,000 (100%) as respects any one Loss Occurrence (including, but not limited to, all loss adjustment expenses, extra contractual obligations and/or losses in excess of policy limits).

2.

325% of the Annual Written Premium in any Agreement Year ceded hereunder, but no greater than $700,000,000 (100%) as respects all Loss Occurrences (including, but not limited to, all loss adjustment expenses, extra contractual obligations and/or losses in excess of policy limits) taking place during any one annual period commencing any July 1st.

The term "Agreement Year" for purposes of this Agreement shall mean each consecutive twelve month period commencing July 1.

3.

As respects all Loss Occurrences involving Terrorism, $30,000,000 (75% share of the Company's Ultimate Net Liability of $40,000,000) from all Policies in each Loss Occurrence and from all Occurrences in each Agreement Year.

The term "Terrorism" for purposes of this Agreement shall mean:

a)   Any actual or threatened violent act or act harmful to human life, tangible or intangible property or infrastructure directed towards or having the effect of (i) influencing or protesting against any de jure or de facto government or policy thereof, (ii) intimidating, coercing or putting in fear a civilian population or section thereof for the purpose of establishing or advancing a specific ideological, religious or political system of thought, perpetrated by a specific individual or group directly or indirectly through agents acting on behalf of said individual or group or (iii) retaliating against any country for direct or vicarious support by that country of any other government or political system.

b) Any act deemed or declared by the Federal Office of Homeland Security to be terrorism or a terrorist act shall also be considered "Terrorism" for purposes of this Agreement.

	4.	In addition, with respect to mold exposures, losses not resulting from a covered peril shall be limited to 10% of the ceded Gross Earned Premium.

D.

Any loss arising under this Agreement with respect to 100% of Extra Contractual Obligations, as defined in the Extra Contractual Obligations Article shall be recovered in the same proportion as the contractual loss recoverable hereunder subject to a limit of $2,000,000 each occurrence.

Holborn Ref. No.: 00063.2005.001		Page 2 of 4

HOLBORN CORPORATION

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E.	The performance of obligations by both parties under this Agreement shall be in accordance with a fiduciary standard of good faith and fair dealing.

F.	The term "Policies" shall mean each of the Company's binders, policies and contracts of insurance or reinsurance on the business covered hereunder.

G.	Under this Agreement, the indemnity for reinsured loss applies only to the following Property and Casualty Business except as excluded under the Exclusions Article of this Agreement.

PROPERTY BUSINESS

NAIC
	CODE:	LINES OF BUSINESS:
	01	Fire
	02	Allied Lines
	09	Inland Marine
	04	Homeowners (Section I only)
	05	Commercial Multiple Peril (Section I only)
	12	Earthquake

CASUALTY BUSINESS - CLASSES OF INSURANCE
Liability Other Than Automobile:

Bodily Injury Liability, Property Damage Liability, Personal and Advertising Injury Liability, and Medical Payments Coverage when written as part of a Commercial or Personal Package Policy or on a monoline basis. However, Advertising Injury Liability shall only apply to this Agreement when written as part of a Commercial Package Policy or a Commercial General Liability Coverage Form."

ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED.

IN WITNESS WHEREOF, the parties hereto have caused this Addendum No. 1 to be executed in duplicate by their respective duly authorized representatives in New York, NY, this _____ day of ________________, 2005 for and on behalf of:

TRANSATLANTIC REINSURANCE COMPANY

By: ______________________________________________

Title: _____________________________________________

continued...

Holborn Ref. No.: 00063.2005.001		Page 3 of 4

HOLBORN CORPORATION

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And in Webster Massachusetts this _____ day of _______________, 2005 for and on behalf of:

THE COMMERCE GROUP, INC., consisting of:
COMMERCE INSURANCE COMPANY
CITATION INSURANCE COMPANY
both of Webster, Massachusetts, and
AMERICAN COMMERCE INSURANCE COMPANY
Columbus, Ohio

By: ___________________________________________

Title: __________________________________________

COMBINED PROPERTY & LIABILITY QUOTA SHARE REINSURANCE AGREEMENT ADDENDUM NO. 1 EFFECTIVE JULY 1, 2005

06/27/05 HA

Holborn Ref. No.: 00063.2005.001	Page 4 of 4

HOLBORN CORPORATION

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